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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 3, 2001
                                                 ----------------


                           Approved Financial Corp.
                           ------------------------
             Exact name of registrant as specified in its charter


         Virginia                 000-23775              52-0792752
         --------                 ---------              ----------
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)           File Number)       Identification No.)


        1716 Corporate Landing Parkway
        Virginia Beach, Virginia                           23454
        ------------------------                           -----
 Address of principal executive offices                   Zip Code


Registrant's telephone number, including area code (757) 430-1400
                                                   --------------


_____________________________________________________________________________
(Former name or former address, if changed since last report.)


Item 5. Other Events

As previously reported on Form 10Q, the Office of Thrift Supervision ("OTS") issued a unilateral written directive to Registrant, Approved Financial Corp. and its wholly-owned subsidiary, Approved Federal Savings Bank (the "Bank"), on April 20, 2001 directing certain immediate actions and directing the submission of a comprehensive plan to address future operating policies. On September 24, 2001, the Bank submitted this operating plan, the Compliance Plan (the "Plan"), to the OTS, which substantially addressed the key issues raised by the OTS in the directive letter and thereafter. The Board of Directors of the Bank entered into a Consent Supervisory Agreement with the OTS (filed as Exhibit 99.1 to this Form 8K) dated December 3, 2001 related to the issues addressed in the written directive letter dated April 20, 2001 and the Plan submitted September 24, 2001. The Board and
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Management are of the opinion that all immediate actions have been taken as required by the OTS.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Consent Supervisory Agreement



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Approved Financial Corp.



December 14, 2001                    By:  /s/ Allen D. Wykle
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                                     Allen D. Wykle, President and CEO